                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Carter B. Chase, and Roger Noall, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Victor J. Riley, Jr.
                                --------------------------------

                    Type Name:    Victor J. Riley, Jr.
                                --------------------------------

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Robert W. Gillespie
                                --------------------------------

                    Type Name:    Robert W. Gillespie
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ James W. Wert
                                --------------------------------

                    Type Name:    James W. Wert
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Lee Irving
                                --------------------------------

                    Type Name:    Lee Irving
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as
of   3/18  , 1994.
   --------



                                  /s/ H. Douglas Barclay
                                --------------------------------

                    Typed Name:   H. Douglas Barclay
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ William G. Bares
                                --------------------------------

                    Type Name:    William G. Bares
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ A.C. Bersticker
                                --------------------------------

                    Type Name:    A.C. Bersticker
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Thomas A. Commes
                                --------------------------------

                    Type Name:    Thomas A. Commes
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Kenneth M. Curtis
                                --------------------------------

                    Type Name:    Kenneth M. Curtis
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ John C. Dimmer
                                --------------------------------

                    Type Name:    John C. Dimmer
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Lucie J. Fjeldstad
                                --------------------------------

                    Type Name:    Lucie J. Fjeldstad
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Stephen R. Hardis
                                --------------------------------

                    Type Name:    Stephen R. Hardis
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Henry S. Hemingway
                                --------------------------------

                    Type Name:    Henry S. Hemingway
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Charles R. Hogan
                                --------------------------------

                    Type Name:    Charles R. Hogan
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Lawrence A. Leser
                                --------------------------------

                    Type Name:    Lawrence A. Leser
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Steven A. Minter
                                --------------------------------

                    Type Name:    Steven A. Minter
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ M. Thomas Moore
                                --------------------------------

                    Type Name:    M. Thomas Moore
                                --------------------------------

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ John C. Morley
                                --------------------------------

                    Type Name:    John C. Morley
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Richard W. Pogue
                                --------------------------------

                    Type Name:    Richard W. Pogue
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Robert A. Schumacher
                                --------------------------------

                    Type Name:    Robert A. Schumacher
                                --------------------------------

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Ronald B. Stafford
                                --------------------------------

                    Type Name:    Ronald B. Stafford
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Dennis W. Sullivan
                                --------------------------------

                    Type Name:    Dennis W. Sullivan
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Peter G. Ten Eyck II
                                --------------------------------

                    Type Name:    Peter G. Ten Eyck II
                                --------------------------------










MBW/kar92380

                        POWER OF ATTORNEY
                        -----------------


        The undersigned, an officer or director, or both an officer and director, of KeyCorp, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "Annual Report"), hereby constitutes and appoints Lawrence J. Carlini, Carter B. Chase, Roger Noall, and James W. Wert, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the Annual Report, and exhibits thereto, and any and all amendments thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 1, 1994.




                                  /s/ Nancy Briwa Veeder
                                --------------------------------

                    Type Name:    Nancy Briwa Veeder
                                --------------------------------










MBW/kar92380